Exhibit 10.20

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this “Agreement”) is entered into as of May 31, 2011, by and among LecTec Corporation, a Minnesota corporation (the “Company”) and the Persons listed on Schedule A attached hereto, as such Schedule A may be amended from time to time (individually, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, on the terms and subject to the conditions set forth in this Agreement, the Company desires to issue and sell to the Purchasers, and each Purchaser, severally and not jointly, wishes to purchase from the Company shares of the Company’s common stock, par value $0.01 per share (the “Shares”).

In consideration of the mutual promises contained herein, the parties agree as follows:

1. Sale and Purchase of Shares.

1.1 Sale and Purchase of Shares. On the terms and subject to the conditions set forth herein, at the Closing (as defined below), the Company shall issue and sell to each Purchaser, and each Purchaser shall purchase from the Company that number of Shares set forth opposite such Purchaser’s name under Column B on Schedule A attached hereto at a purchase price per share of $2.2017. The Company’s agreement with each of the Purchasers is a separate agreement and the sale of the Shares to each of the Purchasers is a separate sale. The aggregate consideration paid for the Shares purchased by the Purchasers and issued by the Company at the Closing shall be $1,000,000.

1.2 Closing; Delivery. Immediately following the effective time of the merger (“Merger”) between AxoGen Corporation and LT Acquisition Corp. (“LT”) pursuant to the Agreement and Plan of Merger by and among the Company, LT and AxoGen Corporation (“AxoGen”), or such other time agreed to by the Company and the Requisite Purchasers (as defined below), the closing of the sale and purchase of the Shares under this Agreement (the “Closing”) shall take place at the offices of Morgan, Lewis & Bockius, 1701 Market Street, Philadelphia, PA 19103 (such date, the “Closing Date”). At the Closing, on the terms and subject to the conditions hereof, the Company shall deliver to each Purchaser that number of Shares set forth opposite such Purchaser’s name on Schedule A attached hereto, in each case, against payment of the aggregate consideration therefor as set forth on Schedule A attached hereto in the form of immediately available federal funds, certified or official bank check and/or by another method acceptable to the Company.

2. Representations of the Company. As a material inducement to the Purchasers to enter into this Agreement and consummate the transactions contemplated hereby, including, without limitation, to purchase the Shares, the Company hereby represents and warrants to each of the Purchasers as follows:

2.1 The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power and authority and the legal right to own and operate its properties and to conduct the business in which it is currently engaged.

2.2 The Company has the power and authority and the legal right to execute and deliver, and to perform its obligations under, this Agreement and has taken all necessary corporate action to authorize such execution, delivery and performance.

2.3 This Agreement constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

2.4 The execution, delivery and performance of this Agreement will not (i) violate any provision of any law, statute, rule or regulation or any order, writ, judgment, injunction, decree, determination or award of any court, governmental agency or arbitrator presently in effect having applicability to the Company, (ii) violate or contravene any provision of the Certificate of Incorporation or bylaws of the Company, or (iii) result in a breach of or constitute a default under any indenture, loan or credit agreement or any other agreement, lease or instrument to which the Company is a party or by which it or any of its properties may be bound or result in the creation of any Lien thereunder. The Company is not in default under or in violation of any such law, statute, rule or regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, loan or credit agreement or other agreement, lease or instrument in any case in which the consequences of such default or violation could have a material adverse effect on the business, operations, properties, assets or condition (financial or otherwise) of the Company.

2.5 No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority is required on the part of the Company to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, this Agreement, except for filings pursuant to Regulation D of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and applicable state securities laws.

2.6 There are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its properties before any court or arbitrator, or any governmental department, board, agency or other instrumentality which, if determined adversely to the Company, would have a material adverse effect on the business, operations, property or condition (financial or otherwise) of the Company or on the ability of the Company to perform its obligations hereunder.

2.7 The Shares have been duly authorized and, when issued and paid for in accordance with this Agreement, will be validly issued, fully paid and nonassessable, and will be free of encumbrances and restrictions (other than those created by the Purchasers), except for restrictions on transfer set forth in this Agreement or imposed by applicable securities laws.

3. Representations of Purchasers; Further Limitations on Disposition.

3.1 Investment Representations. As a material inducement to the Company to enter into this Agreement and consummate the transactions contemplated hereby, including, without limitation, to sell the Shares to the Purchasers, each Purchaser, severally and not jointly, hereby represents and warrants to the Company that:

(a) The Shares are and will be acquired by each Purchaser for such Purchaser’s own account for purposes of investment, not as a nominee or agent, and not with a view to or in connection with the distribution or resale of all or any part thereof, and that such Purchaser does not have any (i) present intention of selling, transferring granting any participation in, or otherwise distributing the same, or (ii) contract, undertaking, agreement or arrangement with any Person to sell, transfer, grant any participation in or otherwise distribute all or any part of the Shares;

(b) The Purchaser understands that the Shares will not be registered under the Securities Act or applicable state securities laws, by reason of specific exemptions therefrom, which exemptions depend upon, among other things, Purchaser’s representations set forth herein;

(c) The Purchaser (i) has sufficient knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of its investment in the Shares; (ii) is an investor in securities of companies in the development stage such as the Company; (iii) is able to protect its interests and fend for itself in the transactions contemplated by this Agreement; and (iv) has the ability to bear the economic risks of its investment;

(d) The Purchaser is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act;

(e) The Purchaser understands that the Shares are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Shares may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, each Purchaser represents that it is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act;

(f) The Purchaser has satisfied itself as to the full observance by it of the laws of its jurisdiction in connection with the purchase of the Shares including the tax consequences, if any, which may be relevant to the acquisition, holding, conversion, sale or transfer of the Shares;

(g) The Purchaser has all requisite power and authority to enter into this Agreement and perform its obligations hereunder, and this Agreement constitutes a valid and binding obligation of such Purchaser enforceable against such Purchaser in accordance with its terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization or similar laws affecting generally the enforcement of creditors’ rights and subject to a court’s discretionary authority with respect to the granting of a decree ordering specific performance or other equitable remedies; and

(h) The Purchaser represents that the Purchaser has had an opportunity to ask questions and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Shares. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Purchaser to rely thereon. With respect to tax considerations involved in the investment, the Purchaser is not relying on the Company.

3.2 Further Limitations on Disposition.

(a) Without in any way limiting the representations set forth in Section 3.1 hereof, each Purchaser hereby further agrees not to make any sale, transfer or other disposition of all or any portion of the Shares unless and until:

(i) There is then in effect a registration statement under the Securities Act covering such proposed sale, transfer or other disposition and such sale, transfer or other disposition is made in accordance with such registration statement;

(ii) (A) The Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (B) if requested by the Company, such Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such sale, transfer or other disposition will not require registration of such shares under the Securities Act, provided, however, that the Company will not require such an opinion of counsel for transactions made pursuant to Rule 144, as currently in existence, except in unusual circumstances; or

(iii) The submission to the Company of such other evidence, as may be satisfactory to the Company, that such proposed sale, transfer or other disposition will not be in violation of the Securities Act and any applicable state securities laws or regulations.

(b) Notwithstanding the provisions of subsection (a) immediately above, no such registration statement or opinion of counsel shall be required for a transfer to (i) any affiliate of such Purchaser as defined under Rule 144 of the Securities Act; (ii) Purchaser’s partners, stockholders, members or other equity holders; (iii) any immediate family member of a Purchaser; (iv) Purchaser’s executors or legal representatives; or (v) trustees of an inter-vivos trust or testamentary trust for the benefit of members of a Purchaser’s immediate family, provided that, in the case of the foregoing clauses (i) through (v), the transferee makes in writing the representations and warranties in favor of the Company contained in, and agrees in writing to the terms of, Section 3 hereof as if such transferee were the original Purchaser hereunder, all in form and substance reasonably satisfactory to the Company.

(c) Each Purchaser understands and agrees that any sale, transfer or other disposition of all or any portion of the Shares in violation of the provisions of this Section 3.2 shall be null and void and prohibited, and that the Company shall not be required to recognize the same on its books and records any such purported sale, transfer or other disposition,

3.3 Legends. It is understood that the certificates evidencing the Shares may bear the following legends, as applicable:

(a) THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN ISSUED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH ACTS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED, EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND ANY APPLICABLE STATE

SECURITIES ACTS; OR (ii) UPON THE ISSUANCE TO THE COMPANY OF AN OPINION OF COUNSEL, OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE, AS MAY BE SATISFACTORY TO THE COMPANY, THAT SUCH PROPOSED SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION WILL NOT BE IN VIOLATION OF THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES ACTS.

THE COMPANY IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF STOCK. UPON WRITTEN REQUEST, THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS AND DESIGNATIONS, AND THE RELATIVE PREFERENCES AND RIGHTS, OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE RELATIVE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

(b) Any other legend required by the securities laws of states or other jurisdictions to the extent such laws are applicable to the securities represented by the instrument so legended.

3.4 Brokerage. There are no claims for and no Person is entitled to any brokerage commissions, finder’s fees or similar compensation from the Purchasers or based on any arrangement or agreement made by or on behalf of the Purchasers in connection with the transactions contemplated by this Agreement.

3.5 Residence. If the Purchaser is an individual, then the Purchaser resides in the state or province identified in the address of the Purchaser set forth on Schedule A; if the Purchaser is a partnership, corporation, limited liability company or other entity, then the office or offices of the Purchaser in which its principal place of business is located at the address or addresses of the Purchaser set forth on Schedule A.

4. Conditions to the Obligations of the Company. The obligations of the Company to sell the Shares to the Purchasers at the Closing are subject to fulfillment, or the waiver, of each of the following conditions on or before the Closing:

4.1 Securities Laws Approvals. The Company shall have received the requisite approvals for the sale by the Company of the Shares pursuant hereto, if any, of the federal and/or state securities authorities of each jurisdiction in which such approval is required to have been obtained prior to the Closing and such approvals shall be in full force and effect on the date of the Closing.

4.2 Payment of Purchase Price. In connection with the Closing, the Purchasers shall have delivered to the Company the purchase price for the Shares purchased in accordance with Section 1.2.

5. General Provisions.

5.1 Knowledge. For the purpose of this Agreement, the phrases “to the Company’s knowledge”, “the knowledge of the Company,” “the Company is not aware” or “known to the Company” or similar phrases shall mean the actual knowledge, after due inquiry of those persons who the Knowledge Officer (as defined below) have reason to believe are aware of the matter in question, and after reasonable investigation. For purposes of this Agreement, the term “Knowledge Officer” shall mean the following Company officer: Gregory G. Freitag.

5.2 Entire Agreement. This Agreement, and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.

5.3 Third Party Beneficiary. The parties hereby acknowledge and agree that the Company is entering this Agreement in connection with the Merger. Accordingly, AxoGen is a third party beneficiary of this Agreement with the rights granted to it pursuant to Sections 5.4 and 5.8 available to it under law and in equity.

5.4 Amendment and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company, AxoGen and the Purchasers of a majority of the Shares purchased under this Agreement (the “Requisite Purchasers”; such consent, the “Requisite Consent”). No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter. Any amendment, waiver or consent affected in accordance with this section shall be binding on all Purchasers, notwithstanding that all Purchasers have not executed such amendment, waiver or consent.

5.5 Assignment. This Agreement shall bind and benefit the parties hereto and the respective successors, permitted assigns, heirs, executors and administrators of the parties. Notwithstanding the foregoing, the Company may not assign or otherwise transfer this Agreement without the prior written consent of a Requisite Consent, except for assignments or transfers in connection to a sale, merger or change in control of the Company. The rights of each Purchaser under this Agreement may not be assigned without the prior written consent of the Company, except for transfers to affiliates, successors or partners of a Purchaser. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5.6 Headings. The headings in this Agreement are used for convenience only and are not to be considered in construing or interpreting any provision of this Agreement.

5.7 Governing Law; Jurisdiction; Jury Waiver. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, excluding the choice of law rules thereof. The parties hereby irrevocably consent to the personal jurisdiction of the Federal and State courts located in Delaware, and waive any defense based upon improper venue, inconvenient venue or lack of personal jurisdiction. Each party hereto waives any right it may have to a trial by jury with respect to any action or proceeding arising out of or relating to this Agreement.

5.8 Notices. Any notice, demand, request or delivery required or permitted to be given by the Company or the Purchasers pursuant to the terms of this Agreement shall be in writing and shall be deemed given (i) when delivered personally or when sent by facsimile transmission and confirmed by telephone or electronic transmission report, if sent during normal business hours, if not then the following business day (with a hard copy to follow by mail), (ii) on the next business day after timely delivery to a generally recognized receipted overnight courier (such as UPS or Federal Express) and (iii) on the third business day after deposit in the

U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed to the party at such party’s address as set forth below or as subsequently modified by written notice delivered as provided herein. Both Company and the Purchasers shall copy AxoGen on each notice it sends to the counterparty.

If to the Company:

LeeTec Corporation

1407 South Kings Highway

Texarkana, TX 75501

Attention: Gregory G. Freitag

With a copy to:

Dorsey & Whitney LLP

50 South Sixth Street, Suite 1500

Minneapolis, MN 55402

Attention: Timothy S. Hearn

Facsimile: (612) 340-8738

If to the Purchasers:

As set forth on Schedule A.

If to AxoGen:

AxoGen Corporation

13859 Progress Blvd., Suite 100

Alachua, FL 32615

Attention: President

Facsimile: (386) 462-6801

With a copy to:

Morgan Lewis & Bockius, LLP

1701 Market Street

Philadelphia, PA 19103

Attention: Fahd M.T. Riaz

Facsimile: (215) 963-5001

5.9 Expenses. Each party shall pay all of its own costs and expenses that it incurs with respect to the Closing and the performance of this Agreement. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

5.10 Confidentiality. Each Purchaser hereby agrees that, except with the prior written consent of the Company and except as reasonably required by such Purchaser in communications with its respective partners and affiliates with respect to financial and business performance data, it shall at all times keep confidential and not divulge, furnish or make accessible to anyone any confidential information, knowledge or data concerning or relating to the business or financial affairs of the Company to which such Purchaser has been or shall become privy by reason of this Agreement, discussions or negotiations relating to this Agreement, the performance of its obligations hereunder or the ownership of the Shares. The provisions of this Section 5.9 shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by any one or more Purchasers.

5.11 Counterparts; Effectiveness; Execution by Facsimile Exchange.

(a) This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

(b) This Agreement shall not be or become effective unless it shall have been executed and delivered by all of the parties hereto.

(c) This Agreement may be executed and delivered by any party hereto by facsimile, following which the party which so executed and delivered this Agreement by facsimile shall promptly send an original executed counterpart to the other parties hereto or their respective counsel.

5.12 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

5.13 Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice-versa.

5.14 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

5.15 Severability. If any provision of this Agreement is determined to be invalid, illegal or unenforceable, in whole or in part, the validity, legality and enforceability of any of the remaining provisions or portions of this Agreement shall not in any way be affected or impaired thereby and this Agreement shall nevertheless be binding between the Company and the Purchasers.

5.16 Survival of Representations and Warranties and Covenants. The representations, warranties and covenants of the parties contained herein shall survive the Closing and any transfer or disposition of the Shares and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Purchasers or the Company,

5.17 California Securities Law Disclaimer

THE SALE OF THE SECURITIES HEREUNDER HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA OR THE STATE OF CALIFORNIA OR ANY OTHER STATE AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SUCH SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE, OR APPLICABLE PROVISIONS OF THE SECURITIES LAWS OF CALIFORNIA OR ANY OTHER STATE.

[Remainder of Page Intentionally Left Blank]

The parties hereto have executed this Stock Purchase Agreement as of the day and year first set forth above.

THE COMPANY:	LECTEC CORPORATION

	By:	/s/ Greg Freitag
Name: Greg Freitag
Title: CEO & CFO

PURCHASERS:	CHP II, L.P.

	By:	CHP II Management, LLC
	Its:	General Partner

	By:	/s/ John J. Park
Name: John J. Park
Title: Managing Member

AMV PARTNERS I, L.P.

	By:	Accuitive Medical Ventures, LLC
	Its:	General Partner

	By:	/s/ Gerard van Hamel Platerink
Name: Gerard van Hamel Platerink
Title: Managing Director

SPRINGBOARD CAPITAL II, LLC

	By:	Springboard Capital Management, LLC

	By:	/s/ Alan W. Rossiter
Name: Alan W. Rossiter
Title: President

DE NOVO VENTURES II, L.P.

	By:	De Novo Management II, L.L.C.
	Its:	General Partner

[SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]

By:	/s/ Joseph Mandato
Name: Joseph Mandato
Title: Managing Director

JAM MARK 3:1, LP
JAM Mark 3:1 GP, LLC, its general partner

By:	/s/ John A. McCallum
Name: John A. McCallum
Title: Manager

[SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]

PURCHASERS (cont’d):

John F. Harper
(Name of Purchaser)

/s/ John F. Harper
(Signature)

Director
(Name and title of signatory, if applicable)

Date: 5/27/11

Address of Purchaser for notice and resident purposes:

24448 Moss Creek Lane
Ponte Vedra Beach, FL, 32082

Fax No. 904 273-3015

[SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]

PURCHASERS (cont’d):

MJSK, Ltd.
(Name of Purchaser)

/s/ Steven Gold
(Signature)

Steven Gold Counsel/administrator
(Name and title of signatory, if applicable)

Date: 5/29/11

Address of Purchaser for notice and resident purposes:

PO Box 69

Alachua FL 32616

______________________________________

______________________________________

Fax No.

[SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]

PURCHASERS (cont’d):

Janice Gold
(Name of Purchaser)

/s/ Janice Gold
(Signature)

(Name and title of signatory, if applicable)

Date: 5/29/11

Address of Purchaser for notice and resident purposes:

PO Box 69

Alachua FL 32616

______________________________________

______________________________________

Fax No.

[SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]

PURCHASERS (cont’d):

Steven Gold
(Name of Purchaser)

/s/ Steven Gold
(Signature)

(Name and title of signatory, if applicable)

Date: 5/29/11

Address of Purchaser for notice and resident purposes:

1161 York Ave 10E

New York NY 10065

______________________________________

______________________________________

Fax No.

[SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]

PURCHASERS (cont’d):

(Name of Purchaser)

/s/ Tucker Johnson
(Signature)

(Name and title of signatory, if applicable)

Date: _________________

Address of Purchaser for notice and resident purposes:

______________________________________

______________________________________

______________________________________

______________________________________

Fax No.

[SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]

PURCHASERS (cont’d):

Karen Zaderej
(Name of Purchaser)

/s/ Karen Zaderej
(Signature)

(Name and title of signatory, if applicable)

Date: May 31, 2011

Address of Purchaser for notice and resident purposes:

Fax No.

[SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT:]

SCHEDULE A

SCHEDULE OF PURCHASERS

	Column A	Column B
Name and Residence Address or Principal Place of Business of Purchaser[1]	Consideration Amount ($1,000,000)	Number of Shares
CHP II, L.P. 230 Nassau Street Princeton, NJ 08542 Attention: John Park Facsimile: (609) 683-0174	$99,999.01	45,419

AMV Partners I, L.P. 2750 Premiere Parkway Suite 200 Duluth, GA 30097 Attention: Gerard van Hamel Platerink Facsimile: (678) 417-7325	$149,999.62	68,129

Springboard Capital II, LLC 11512 Lake Mead Ave, Bldg 100 Jacksonville, FL 32256 Attention: Alan W. Rossiter Facsimile: (904) 332-9925	$249,998.63	113,548

De Novo Ventures II, L.P. 2180 Sand Hill Rd, Ste 200 Menlo Park, CA 94025 Attn: Joe Mandato Facsimile: (650) 329-1315	$249,998.63	113,548

JAM Mark 3:1, LP 16 Boardwalk Plaza Saint Simons Island, Georgia 31522 Attention: John A. McCallum Facsimile:	$49,998.41	22,709

Steven Gold 1161 York Ave #10E New York, NY 10065 Facsimile:	$24,998.10	11,354

Janice Gold	$24,998.10	11,354

MJSK, Ltd. PO BOX 69 Alachua FL 32616 Attention: Steve Gold Facsimile:	$24,998.10	11,354

John Harper	$49,998.41	22,709

Karen Zaderej	$25,014.58	11,360

Tucker Johnson	$49,998.41	22,709

Total	$1,000,000	454,193

[1]	A copy of any notice to JAM shall be provided to DuBois, Bryant & Campbell, L.L.P., 700 Lavaca Street, Suite 1300, Austin, Texas 78701, Attention: Bryan Lee, Esq., Facsimile (512) 457-8008.